Exhibit 10.7

Execution Version

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN OMITTED BECAUSE INGERSOLL RAND INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO INGERSOLL RAND INC. IF PUBLICLY DISCLOSED.

Ingersoll-Rand plc
170/175 Lakeview Dr.
Airside Business Park
Swords, Co. Dublin, Ireland

 February 29, 2020

Gardner Denver Holdings, Inc.
222 East Erie Street, Suite 500
Milwaukee, Wisconsin 53202
Attention: Andy Schiesl, General Counsel

Ladies and Gentlemen:

Reference is made to (i) the Separation and Distribution Agreement, dated as of April 30, 2019, by and between Ingersoll-Rand plc, a public limited company incorporated in Ireland (“Moon”), and Ingersoll-Rand U.S. Holdco, Inc., a Delaware corporation (“SpinCo”) (such agreement, the “Separation and Distribution Agreement”), and (ii) the Agreement and Plan of Merger, dated as of April 30, 2019, by and among Moon, SpinCo, Gardner Denver Holdings, Inc., a Delaware corporation (“Clover”) and Charm Merger Sub Inc., a Delaware corporation (“Merger Sub”, and together with Moon, SpinCo and Clover, the “Parties”) (such agreement, the “Merger Agreement”).  Capitalized terms used, but not defined, in this letter agreement shall have the meanings ascribed to such terms in the Separation and Distribution Agreement. This letter agreement is effective as of immediately prior to the Distribution Time.

1)	Pursuant to Section 9.11 of the Separation and Distribution Agreement, Moon, SpinCo and Clover hereby agree to the following amendments to the Separation and Distribution Agreement:

a)	Section 1.1(20) (the definition of “Distribution Time”) of the Separation and Distribution Agreement is hereby amended as follows:

i)	The language “12:01 a.m.” shall be deleted in its entirety and replaced with “11:59:58 p.m.”

b)	Section 1.1(87) (the definition of “Transaction Documents”) of the Separation and Distribution Agreement is hereby deleted in its entirety and replaced with the following:

i)
“Transaction Documents” means this Agreement, the Transition Services Agreement, the Tax Matters Agreement, the Employee Matters Agreement, the Real Estate Matters Agreement, the Intellectual Property Matters Agreement, the Trademark License Agreement, the Tender Agreement, the SpinCo Trademark License Agreement, the Data Protection Agreement, the Supply Agreements, the Headquarters Lease and the Transfer Documents, in each case including all annexes, exhibits, schedules, attachments and appendices thereto; provided that the SpinCo Trademark License Agreement and the Data Protection Agreement shall not be Transaction Documents for purposes of Sections 7.18, 8.2(e) and 8.3(e) of the Merger Agreement.

c)	Section 1.1 of the Separation Agreement is hereby amended to add the following definitions (in alphabetical order):

i)
“SpinCo Trademark License Agreement” means the SpinCo Trademark License Agreement in substantially the form attached hereto as Exhibit G, entered into or to be entered into by and among Moon and SpinCo on or immediately prior to the Distribution Date.

ii)
“Data Protection Agreement” means the Data Protection Agreement in substantially the form attached hereto as Exhibit H, entered into or to be entered into by and among Moon and SpinCo on or immediately prior to the Distribution Date.

d)	Schedule 2.2(a)(i) of the Separation and Distribution Agreement is hereby deleted in its entirety and replaced with the Schedule 2.2(a)(i) appended hereto as Exhibit A.

e)	Schedule 2.2(a)(ii) of the Separation and Distribution Agreement is hereby deleted in its entirety and replaced with the Schedule 2.2(a)(ii) appended hereto as Exhibit B.

f)	Schedule 2.2(a)(ix) of the Separation and Distribution Agreement is hereby deleted in its entirety and replaced with the Schedule 2.2(a)(ix) appended hereto as Exhibit C.

g)	Schedule 2.2(b)(i) of the Separation and Distribution Agreement is hereby deleted in its entirety and replaced with the Schedule 2.2(b)(i) appended hereto as Exhibit D.

i)	[***]

h)	Schedule 2.6(b)(iv) of the Separation and Distribution Agreement is hereby deleted in its entirety and replaced with the Schedule 2.6(b)(iv) appended hereto as Exhibit E.

i)	Section 2.6(c) of the Separation and Distribution Agreement is hereby deleted in its entirety and replaced with the following:

i)
“Any intercompany payables or receivables between the SpinCo Business and the Moon Business shall be eliminated, by discharge or otherwise, cancelled in their entirety, effective immediately prior to the Distribution Time by the member owing such amount (except for any such intercompany payables or receivables arising pursuant to a Transaction Document or any other Contract included in Section 2.6(b), which shall instead be settled in accordance with the terms of such Transaction Document or other Contract).”

j)	Exhibits I and K appended hereto are hereby inserted and attached to the Separation and Distribution Agreement as Exhibit G and H thereto, respectively.

k)	Section 4.1 of the Separation and Distribution Agreement is hereby amended to add the following as 4.1(e):

i)	The SpinCo Contracts shall be delivered with the SpinCo Business.

2)	Clover and Moon shall cooperate with each other, negotiate in good faith and use their respective commercially reasonable efforts to:

a)	[***]

b)	[***]

c)	enter into an agreement with respect to the following matters as soon as reasonably practicable after the Closing Date (but in any event no later than 10 Business Days following the Closing Date):

i)
a tri-partite arrangement by and among a member of the Moon Group, a member of the SpinCo Group, and AIG (or an affiliate thereof) in respect of foreign insurance policies, consistent with Section 7.3 of the Separation and Distribution Agreement, on terms substantially consistent with those set forth on Exhibit M hereto.

3)	Pursuant to Section 10.3 of the Merger Agreement, Moon, SpinCo, Clover and Merger Sub hereby agree to the following amendments to the Merger Agreement.

a)	Notwithstanding Section 2.2 of the Merger Agreement, the Closing shall take place at 11:59:59 p.m., Eastern time, on February 29, 2020.

b)	Section 10.2 of the Merger Agreement is hereby amended as follows:

i)	The language “if to Moon or SpinCo, to:” shall be deleted in its entirety and replaced with “if to Moon or, prior to the Effective Time, SpinCo, to:”

ii)	The language “if to Clover, to:” shall be deleted in its entirety and replaced with “if to Clover or, following the Effective Time, SpinCo, to:”

4)	[***]

5)
Clover and Moon acknowledge and agree that the complete and final versions of each of the Transition Services Agreement, the Real Estate Matters Agreement, the Trademark License Agreement, the SpinCo Trademark License Agreement, the Supply Agreements, and the Data Protection Agreement, are attached hereto as Exhibits F-K respectively.

6)
Except as expressly set forth herein, this letter agreement shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Separation and Distribution Agreement, the Merger Agreement, or any other Transaction Document (as defined in the Merger Agreement), all of which shall continue in full force and effect, and shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties to the Separation and Distribution Agreement, the Merger Agreement or any other Transaction Document.

7)
The provisions of Sections 10.2 (Notices), 10.3 (Amendments and Waivers) (without regard to cross references therein to any other Section), 10.4 (Governing Law; Jurisdiction; Waiver of Jury Trial), 10.5 (Assignment; Parties in Interest; Non-Parties) (without regard to cross references therein to any other Section), 10.6 (Captions; Counterparts), 10.8 (Severability) and 10.9 (Specific Performance) of the Merger Agreement shall apply to this letter agreement, mutatis mutandis.

Sincerely,

INGERSOLL-RAND PLC

By:	/s/ Sara W. Brown
Name:	Sara W. Brown
Title:	Assistant Secretary

INGERSOLL-RAND U.S. HOLDCO, INC.

By:	/s/ Sara W. Brown
Name:	Sara W. Brown
Title:	Assistant Secretary

[Signature Page to Omnibus Side Letter]

ACCEPTED AND AGREED:

GARDNER DENVER HOLDINGS, INC.

By:	/s/ Andy Schiesl

Name:	Andy Schiesl
Title:	General Counsel

CHARM MERGER SUB INC.

By:

Name:
Title:

[Signature Page to Omnibus Side Letter]